Filed Pursuant to Rule 497(k)

Registration No.: 033-52742

SUNAMERICA SERIES TRUST

SunAmerica Dynamic Allocation Portfolio

(the “Portfolio”)

Supplement dated October 5, 2017, to the Portfolio’s Summary

Prospectus dated May 1, 2017, as supplemented and amended to date

Effective October 9, 2017, the Portfolio’s name will change as shown in the chart below to reflect the “New Portfolio Name.” The Portfolio will maintain its current investment adviser. In addition, there will be no changes in the Portfolio’s investment goals, strategies, or portfolio managers in connection with the renaming.

Current Portfolio Name	New Portfolio Name
SUNAMERICA SERIES TRUST

SunAmerica Dynamic Allocation Portfolio	SA VCP Dynamic Allocation Portfolio

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.